UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2023

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000 Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 971-0800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BRMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Litigation Related to the Merger

As previously disclosed, on February 26, 2023, Broadmark Realty Capital Inc., a Maryland corporation (the “Company”), Ready Capital Corporation, a Maryland corporation (“Ready Capital”), and RCC Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, the Company will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”).

Beginning on March 29, 2023, six different complaints were filed in the United States District Court for the Southern District of New York captioned O’Dell v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-02640, Wang v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-02717, Kirkland v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-02943, Kirsteins v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-03008, Morgan v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-03850, and Lawrence v. Broadmark Realty Capital Inc., et al., Case No. 1:23-cv-03921. The complaints, each filed as an individual action by a purported stockholder of the Company, name the Company and its directors as defendants. The complaints generally allege that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Form S-4 filed with the United States Securities and Exchange Commission (the “SEC”) in connection with the Merger, and seek to enjoin the Merger, as well as damages, costs and attorneys’ and experts’ fees. On April 3, 2023, a purported stockholder of Ready Capital filed a complaint, captioned Whitehead v. Ready Capital Corporation, et al., Case No. 1:23-cv-02773, in the United States District Court for the Southern District of New York. The complaint, which is filed as an individual action, named Ready Capital and its directors as defendants and, like the other complaints, alleges violations of Section 14(a) and 20(a) of the Exchange Act. The complaint was voluntarily dismissed on May 16, 2023. The Company and Ready Capital have also received correspondence from law firms claiming to represent purported stockholders, either threatening litigation or making other demands relating to the Merger, including that additional disclosures be provided.

The Company and Ready Capital have not yet responded to any of these complaints. In order to moot the plaintiffs’ disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to their respective stockholders, the Company and Ready Capital have determined to voluntarily supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and Ready Capital specifically deny all allegations by the plaintiffs that any additional disclosure was or is required.

These supplemental disclosures will not change the merger consideration to be received by Company stockholders in connection with the Merger or the timing of the special meeting of Company stockholders (the “Special Meeting”) to be held solely by means of remote communication live over the Internet at www.virtualshareholdermeeting.com/BRMK2023SM on May 30, 2023 at 10:00 a.m., Pacific Time. The Company’s board of directors continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the joint proxy statement/prospectus.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the joint proxy statement/prospectus, as applicable, and should be read in conjunction with the disclosures contained in the joint proxy statement/prospectus, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the joint proxy statement/prospectus, the information set forth herein shall supersede or supplement the information in the joint proxy statement/prospectus. The terms used below, unless otherwise defined, have the meanings set forth in the joint proxy statement/prospectus.

The disclosure in the section entitled “The Merger – Background of the Merger” on pages 67 through 77 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the fourth full paragraph on page 70 as follows (with new text underlined):

On December 16, 2022, Broadmark and Ready Capital executed a mutual non-disclosure agreement, which included customary one-year standstills and employee non-solicits applicable to each party. Under the standstill provision, each of the parties would be permitted to make private proposals to acquire the other following the entry of the other into a definitive written agreement to engage in a change of control transaction. The only other non-disclosure agreement that remained in effect at this time was the agreement with Party B. As noted above, the mutual non-disclosure agreement with Party B did not contain a standstill provision or other similar restriction on making subsequent proposals for any type of transaction with Broadmark.

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Public Trading Multiples” on pages 87 and 88 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the fourth and fifth full paragraphs on page 87 and the bullet point list spanning pages 87 and 88 as follows (with new text underlined):

Using publicly available information, J.P. Morgan compared selected financial data of Broadmark and Ready Capital with similar data for certain selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to those engaged in by Broadmark and Ready Capital, respectively, based on J.P. Morgan’s experience and its familiarity with the industries in which Broadmark and Ready Capital operate. The following table lists the companies selected by J.P. Morgan with respect to Broadmark and Ready Capital and sets forth the P/TBV and 2023E dividend yield for each selected company:

	P/TBV		2023E Dividend Yield
Apollo Commercial Real Estate Finance	0.73	x	12.1%
Arbor Realty Trust	0.94	x	10.5%
Ares Commercial Real Estate	0.84	x	12.1%
Blackstone Mortgage Trust	0.82	x	10.4%
BrightSpire Capital	0.64	x	10.8%
Broadmark	0.60	x	10.0%
Claros Mortgage Trust	0.78	x	10.5%
KKR Real Estate Finance Trust	0.65	x	11.7%
Ladder Capital Corp	0.88	x	8.1%
Ready Capital	0.86	x	12.8%
Starwood Property Trust	0.94	x	9.9%
TPG RE Finance Trust, Inc.	0.51	x	11.1%

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Public Trading Multiples” on pages 87 and 88 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the third full paragraph on page 88 as follows (with new text underlined):

Based on the results of this analysis, J.P. Morgan derived the following reference ranges for P/TBV and 2023E Dividend Yield, which ranges were selected based on factors J.P. Morgan considered appropriate based on its experience and professional judgment:

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Broadmark Dividend Discount Analysis” on page 89 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the second and third bullet points following the first full paragraph on page 89 as follows (with new text underlined):

• a terminal value based on 2026 estimated tangible book value (which was based on the Broadmark’s financial forecasts prepared by Broadmark management) and a terminal multiple range of 0.50x to 0.95x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and professional judgment; and

• a cost of equity range of 13.50% to 14.50%, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and professional judgment.

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Ready Capital Dividend Discount Analysis” on page 89 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the second and third bullet points following the third full paragraph on page 89 as follows (with new text underlined):

• a terminal value based on 2026 estimated tangible book value (which was based on the Ready Capital’s financial forecasts prepared by Ready Capital management) and a terminal multiple range of 0.50x to 0.95x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and professional judgment; and

• a cost of equity range of 13.00% to 14.00%, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and professional judgment.

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Discounted Cash Flow-Based Value Creation Analysis” on page 90 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the second full paragraph on page 90 as follows (with new text underlined):

J.P. Morgan calculated the pro forma combined company implied equity value per share by (i) calculating the sum of (a) the implied equity value of Broadmark on a stand-alone basis of approximately $610 million, using the midpoint value determined in J.P. Morgan’s discounted dividend analysis of Broadmark described above, (b) the implied equity value of Ready Capital on a stand-alone basis of approximately $1.405 billion, using the midpoint value determined in J.P. Morgan’s discounted dividend analysis of Ready Capital described above, and (c) 100% of the estimated present value of the run-rate cost synergies of $3 million, as reflected in estimates Broadmark’s management provided to J.P. Morgan for use in connection with its analysis, (ii) subtracting estimated transaction expenses of $22 million provided by Broadmark’s management to J.P. Morgan for use in connection with its analysis, applying the midpoint of a terminal growth rate range of 2.25% to 2.75% and discounted to present value using the midpoint of a discount rate range of 10.50% to 11.50% (which ranges, in each case, were selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and professional judgment) and (iii) multiplying such result by the pro forma equity ownership of the combined company by holders of Broadmark Common Stock of 36.1%. This analysis indicated, on an illustrative basis, an implied equity value of $720 million for the ownership of holders of Broadmark Common Stock in the pro forma combined company, which represented accretion in value to such holders of $110 million or 18.0% as compared to the standalone implied equity value of Broadmark of $610 million. There can be no assurance, however, that the synergies, transaction-related expenses and other impacts referred to above will not be substantially greater or less than those estimated by Broadmark’s management and described above.

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Other Analyses and Information – Selected Transaction Multiples Analysis” on page 91 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the first full paragraph, table and second full paragraph on page 91 as follows (with new text underlined):

Using publicly available information, J.P. Morgan reviewed selected transactions involving businesses that, for purposes of J.P. Morgan’s analysis, were considered similar to Broadmark’s business based on J.P. Morgan’s experience and its familiarity with the industries in which Broadmark operates. The transactions selected by J.P. Morgan for its analysis, and the P/TBV multiple for each transaction, were as follows:

Announcement Date	Acquiror	Target	P/TBV
July 26, 2021	Franklin BSP Realty Trust	Capstead Mortgage Corp.	1.16	x
December 7, 2020	Ready Capital	Anworth Mortgage Asset Corp.	0.97	x
November 7, 2018	Ready Capital	Owens Realty Mortgage	0.96	x
May 2, 2018	Annaly Capital Management	MTGE Investment Corp.	1.00	x
April 26, 2018	Two Harbors	CYS Investments	1.05	x
April 11, 2016	Annaly Capital Management	Hatteras Financial Corp.	0.85	x
March 2, 2016	ARMOUR Residential REIT	Javelin Mortgage Investment Corp.	0.87	x
February 26, 2016	Apollo Commercial Real Estate Finance	Apollo Residential Mortgage	0.89	x

With respect to each selected transaction above, J.P. Morgan calculated and compared P/TBV based on publicly available information. Based on the results of this analysis, J.P. Morgan derived the reference range for P/TBV of 0.85x – 1.15x, which range was selected by J.P. Morgan based on factors which J.P. Morgan considered appropriate based on its experience and professional judgment. J.P. Morgan then applied the P/TBV multiple reference range to Broadmark’s tangible book value per share as of December 31, 2022 of $6.96. Broadmark’s estimated tangible book value per share was based on financial forecasts for Broadmark prepared by Broadmark.

The disclosure in the section entitled “Opinion of Broadmark’s Financial Advisor – Opinion of J.P. Morgan Securities LLC – Other Analyses and Information – Other Information” on page 91 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the second bullet point following the fifth full paragraph on page 91 as follows (with new text underlined):

• analyst share price targets for Broadmark Common Stock and Ready Capital Common Stock in certain recently published, publicly available research analysts’ reports from FactSet, with share price targets ranging from $3.75 to $5.00 for Broadmark and $13.00 to $16.00 for Ready Capital and the implied exchange ratios of 0.234x and 0.385x derived from a comparison of the lowest share price target for Broadmark to the highest share price target for Ready Capital and a comparison of the highest share price target for Broadmark to the lowest share price target for Ready Capital, respectively.

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Broadmark Financial Analyses – Broadmark Selected Public Companies Analysis” on pages 95 and 96 of the joint proxy statement/prospectus is hereby supplemented by amending the first and second full paragraphs/bullet point list on page 96 as follows (with new text underlined):

The companies selected by Wells Fargo Securities were as follows:

Internally Managed

•	Ladder Capital Corp.

•	MFA Financial, Inc.

•	New York Mortgage Trust, Inc.

•	BrightSpire Capital, Inc.

•	Redwood Trust, Inc.

•	Granite Point Mortgage Trust, Inc.

Externally Managed

•	Ready Capital Corporation

•	Ellington Financial Inc.

Corporation

•	Velocity Financial, Inc.

Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s trading price per share of common stock as of February 24, 2023 to such selected company’s adjusted fully diluted tangible book value per share of common stock as of December 31, 2022 (“Fully Diluted Price / TBV”), as well as each selected company’s dividend yield (calculated as annualized dividends per share of common stock for such selected company’s most recently completed fiscal quarter as a percentage of such selected company’s trading price per share of common stock as of February 24, 2023) (“Dividend Yield”). The Fully Diluted Price / TBV and the Dividend Yield for each of those companies were as follows:

Company	Fully Diluted Price / TBV		Dividend Yield
Ladder Capital Corp.	1.18	x	8.1%
MFA Financial, Inc.	0.78	x	12.9%
New York Mortgage Trust, Inc.	0.77	x	15.2%
BrightSpire Capital, Inc.	0.79	x	10.8%
Redwood Trust, Inc.	0.90	x	12.1%
Granite Point Mortgage Trust, Inc.	0.33	x	13.3%
Ready Capital Corporation*	-		12.8%
Ellington Financial Inc.	0.87	x	13.7%
Velocity Financial, Inc.*	-		N/A

* Had not yet reported Q4 2022 by February 26, 2023.

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Broadmark Financial Analyses – Broadmark Precedent Transactions Analysis” on pages 96 and 97 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the third full paragraph on page 97 as follows (with new text underlined):

Using publicly available information, Wells Fargo Securities calculated, for each of the selected transactions, the ratio of the target company’s implied equity value in such transaction to the target company’s tangible book value (“EV / TBV”). The EV / TBV for each transaction were as follows:

Date Announced	Target	Acquiror	EV / TBV
11/04/2021	Mosaic Real Estate Credit, LLC	Ready Capital Corp.	0.85	x
07/26/2021	Capstead Mortgage Corporation	Benefit Street Partners Realty Trust, Inc.	1.16	x
12/06/2020	Anworth Mortgage Asset Corporation	Ready Capital Corp.	0.94	x
08/03/2020	Jernigan Capital, Inc.	NexPoint Advisors LP	1.07	x
11/07/2018	Owens Realty Mortgage, Inc.	Ready Capital Corp.	0.94	x
05/02/2018	MTGE Investment Corp.	Annaly Capital Management	0.99	x
04/26/2018	CYS Investments	Two Harbors Investment Corp.	1.05	x
04/11/2016	Hatteras Financial Corp.	Annaly Capital Management	0.85	x
04/07/2016	ZAIS Financial Corp.	Sutherland Asset Management Corp.	1.03	x
02/26/2016	Apollo Residential Mortgage, Inc.	Apollo Commercial Real Estate Finance, Inc.	0.89	x

Taking into account the results of the selected transaction analysis, Wells Fargo Securities applied a range of EV / TBV multiples of 0.85x to 1.05x to Broadmark’s adjusted tangible book value per share as of December 31, 2022, as provided by Ready Capital’s management. The selected transactions analysis indicated the following implied equity value per share reference ranges for Broadmark Common Stock:

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Broadmark Financial Analyses – Broadmark Dividend Discount Analysis – Broadmark Standalone” on pages 97 and 98 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the last full paragraph on page 97 as follows (with new text underlined):

Wells Fargo Securities performed a dividend discount analysis for Broadmark for the purpose of determining an implied equity value per share for Broadmark Common Stock on a standalone basis. Wells Fargo Securities calculated Broadmark’s projected dividends on shares of Broadmark Common Stock for the period from March 1, 2023 through December 31, 2027, based on the Broadmark Projections (as described in more detail under the section titled “Certain Broadmark Unaudited Prospective Financial Information” beginning on page 103 of this joint proxy statement / prospectus), which were discussed with, and approved by, the Ready Capital Board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities also calculated a range of terminal values for Broadmark as of December 31, 2027 by applying a range of terminal forward multiples of 0.75x to 0.90x to Broadmark’s projected tangible book value per share as of December 31, 2027 which projected tangible book value per share was based on the Broadmark Projections and was prepared by the management of Ready Capital and approved by the Ready Capital Board for use by Wells Fargo Securities in connection with its financial analyses (as described in more detail under the section titled “— Certain Ready Capital Unaudited Prospective Financial Information” beginning on page 100 of this joint proxy statement / prospectus). Wells Fargo Securities then discounted the projected dividend estimates and the range of the terminal values to present value as of February 28, 2023 using discount rates ranging from 10.00% to 14.50%, which range was chosen by Wells Fargo Securities based upon an analysis of the cost of equity of Broadmark and Wells Fargo’s professional judgment and experience.

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Broadmark Financial Analyses – Broadmark Dividend Discount Analysis – Broadmark Cost Synergy Analysis” on page 98 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the second full paragraph on page 98 as follows (with new text underlined):

Wells Fargo Securities performed a discounted cash flow analysis for the purpose of determining an implied equity value per share for Broadmark Common Stock giving effect to the projected cost savings from the Merger’s synergies. Wells Fargo Securities calculated the projected operating expense savings and total expense savings estimated to be realized in the Merger for the period from June 30, 2023 to December 31, 2026, based on the Synergies, which were prepared by the management of Ready Capital and approved by the Ready Capital Board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities also calculated an estimate of the terminal value of the Synergies as of December 31, 2026, assuming no perpetuity growth rate in the Synergies. Wells Fargo Securities then discounted the Synergies and the terminal value of the Synergies to present value as of February 28, 2023 using discount rates ranging from 10.00% to 14.50%, which range was chosen by Wells Fargo Securities based upon an analysis of the cost of equity of Broadmark and Wells Fargo’s professional judgment and experience. The results of this analysis indicated an implied value of the Synergies per share of Broadmark Common Stock of $0.68 to $1.06.

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Ready Capital Financial Analysis – Ready Capital Selected Public Companies Analysis” on pages 98 and 99 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the sixth and seventh full paragraphs/bullet point list on page 98 as follows (with new text underlined):

The companies selected by Wells Fargo Securities were as follows:

•	Starwood Property Trust, Inc.

•	Blackstone Mortgage Trust, Inc.

•	Arbor Realty Trust, Inc.

•	Apollo Commercial Real Estate Finance, Inc.

•	KKR Real Estate Finance Trust, Inc.

•	Ares Commercial Real Estate Corporation

Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s trading price per share of common stock as of February 24, 2023 to such selected company’s Fully Diluted Price / TBV, as well as each selected company’s Dividend Yield. The Fully Diluted Price / TBV and the Dividend Yield for each of those companies were as follows:

Company	Fully Diluted Price / TBV		Dividend Yield
Starwood Property Trust, Inc.	0.96	x	9.9%
Blackstone Mortgage Trust, Inc.	0.82	x	11.5%
Arbor Realty Trust, Inc.	1.26	x	10.5%
Apollo Commercial Real Estate Finance, Inc.	0.76	x	12.1%
KKR Real Estate Finance Trust, Inc.	0.82	x	11.7%
Ares Commercial Real Estate Corporation	0.85	x	12.1%

The disclosure in the section entitled “Opinion of Ready Capital’s Financial Advisor – Ready Capital Financial Analysis – Ready Capital Dividend Discount Analysis” on page 99 of the joint proxy statement/prospectus is hereby supplemented by amending and restating the first full paragraph on page 99 as follows (with new text underlined):

Wells Fargo Securities performed a dividend discount analysis for Ready Capital for the purpose of determining an implied equity value per share for Ready Capital Common Stock. Wells Fargo Securities calculated Ready Capital’s projected dividends on shares of Ready Capital Common Stock for the period from March 1, 2023 through December 31, 2026, based on the Ready Capital Projections (as described in more detail under the section titled “Certain Ready Capital Unaudited Prospective Financial Information” beginning on page 100 of this joint proxy statement / prospectus), which were discussed with, and approved by, the Ready Capital Board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities also calculated a range of terminal values for Ready Capital as of December 31, 2026 by applying a range of terminal forward multiples of 0.75x to 0.95x to Ready Capital’s projected tangible book value per share as of December 31, 2026 based on the Ready Capital Projections. Wells Fargo Securities then discounted the projected dividend estimates and the range of terminal values to present value as of February 28, 2023 using discount rates ranging from 10.00% to 14.50%, which range was chosen by Wells Fargo Securities based upon an analysis of the cost of equity of Ready Capital and Wells Fargo’s professional judgment and experience.

The disclosure in the section entitled “Certain Ready Capital Unaudited Prospective Financial Information – Ready Capital Projections” on page 102 of the joint proxy statement/prospectus is hereby supplemented by adding a footnote (2) to the table at the bottom of page 102 as follows (with new text underlined):

(2) As described under “Discounted Cash Flow-Based Valuation Creation Analysis” on page 90 of this joint proxy statement/prospectus, for purposes of such analysis J.P. Morgan used, among other financial information, the midpoint value determined in J.P. Morgan’s discounted dividend analysis of Ready Capital described under “Ready Capital Dividend Discount Analysis” on page 89 of this joint proxy statement/prospectus, which J.P. Morgan calculated based on, among other financial information, the Dividends Per Share estimates set forth above and not cash flows.

The disclosure in the section entitled “Certain Broadmark Unaudited Prospective Financial Information – Broadmark Projections” on pages 104 and 105 of the joint proxy statement/prospectus is hereby supplemented by adding a footnote (3) to the table at the bottom of page 104 as follows (with new text underlined):

(3) As described under “Discounted Cash Flow-Based Valuation Creation Analysis” on page 90 of this joint proxy statement/prospectus, for purposes of such analysis J.P. Morgan used, among other financial information, the midpoint value determined in J.P. Morgan’s discounted dividend analysis of Broadmark described under “Broadmark Dividend Discount Analysis” on page 89 of this joint proxy statement/prospectus, which J.P. Morgan calculated based on, among other financial information, the Dividends Per Share estimates set forth above and not cash flows.

Additional Information about the Merger

In connection with the proposed merger, Ready Capital has filed with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus, which has been mailed to the Company’s stockholders and Ready Capital’s stockholders, and the Company and Ready Capital expect to file additional relevant materials with the SEC. The joint proxy statement/prospectus contains important information about the proposed merger and related matters. STOCKHOLDERS OF READY CAPITAL AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY READY CAPITAL AND THE COMPANY WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, THE COMPANY AND THE PROPOSED MERGER.

Stockholders of Ready Capital and the Company may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Ready Capital or the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ready Capital with the SEC are also available free of charge on Ready Capital’s website at www.readycapital.com. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.broadmark.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Participants in Solicitation Relating to the Merger

Ready Capital, the Company and their respective directors and executive officers, and certain other affiliates of Ready Capital and the Company may be deemed to be participants in the solicitation of proxies from the stockholders of Ready Capital and the Company in respect of the proposed merger. Information regarding Ready Capital’s directors and executive officers can be found in Ready Capital’s most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022 and Amendment No. 1 to its most recent Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on April 21, 2023. Information regarding the Company’s directors and executive officers can be found in the Company’s most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022 and Amendment No. 1 to its most recent Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on April 21, 2023. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC in connection with the proposed merger if and when they become available. These documents are available free of charge on the SEC’s website and from Ready Capital or the Company, as applicable, using the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and the Company and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor the Company can give any assurance that their expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the operating results and businesses generally of Ready Capital and the Company; the outcome of any legal proceedings relating to the Merger; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; conditions in the market for small balance commercial loans and other investments; legislative and regulatory changes that could adversely affect the businesses of Ready Capital and the Company; risks related to integrating an existing lending platform into our operations; risks related to the origination and ownership of construction loans and other assets, which are typically short-term loans that are subject to additional risks as compared to loans secured by existing structures or land; risks related to the origination and ownership of bridge loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayment; risks relating to any future impact of the COVID-19 pandemic, including the responses of governments and industries, on the real estate sector; and other factors, including those set forth in the Risk Factors sections of Ready Capital’s and the Company’s most recent Annual Reports on Form 10-K and other reports filed by Ready Capital and the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Neither Ready Capital nor the Company undertakes any obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

Date: May 23, 2023	By:	/s/ Nevin Boparai
	Name:	Nevin Boparai
	Title:	Executive Vice President and Chief Legal Officer